UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2015

FREEPORT-McMoRan INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Central Avenue
Phoenix, AZ	85004-4414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Freeport-McMoRan Inc. (FCX) issued a press release dated October 8, 2015, announcing that PT Freeport Indonesia (PTFI) and the Government of Indonesia have engaged in productive discussions regarding PTFI’s long term operating rights and investment plans. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference. A copy of the Letter dated October 7, 2015, from the Minister of Energy and Mineral Resources, Republic of Indonesia, is attached hereto as Exhibit 99.2 and is incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan INC.

By: /s/ Kathleen L. Quirk
-----------------------------------------
Kathleen L. Quirk
Executive Vice President, Chief Financial Officer & Treasurer (authorized signatory and Principal Financial Officer)

Date: October 8, 2015

Freeport-McMoRan Inc.

Exhibit Index

Exhibit Number

99.1	Press release dated October 8, 2015, titled “PT Freeport Indonesia and the Government of Indonesia Agree on Continuation of Operations of the Grasberg Mining Complex Beyond 2021.”

99.2	Letter dated October 7, 2015, from Minister of Energy and Mineral Resources, Republic of Indonesia.